EXHIBIT 4

                      SCHEDULE 13D JOINT FILING AGREEMENT

            In accordance with the requirements of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, and subject to the limitations set forth therein, the parties set forth below agree to jointly file the Schedule 13D to which this joint filing agreement is attached, and have duly executed this joint filing agreement as of the date set forth below.

            IN WITNESS WHEREOF, the undersigned have caused this Agreement to be signed as of the date set forth opposite their name.

                                                     /s/ Peter E. Salas
                                           -------------------------------------
                                                      PETER E. SALAS

                                       DOLPHIN MANAGEMENT INC.

                                       By: /s/ Peter E. Salas
                                           -------------------------------------
                                       Name:  Peter E. Salas
                                       Its:   President

                                       DOLPHIN ADVISORS, LLC

                                       By:   Dolphin Management Inc.
                                       Its:  Managing Member

                                       By:  /s/ Peter E. Salas
                                           -------------------------------------
                                       Name:  Peter E. Salas
                                       Its:   President

                                       HOACTZIN PARTNERS, LP

                                       By:   Dolphin Advisors, LLC
                                       Its:  Managing Partner

                                       By:   Dolphin Management Inc.
                                       Its:  Managing Member

                                       By: /s/ Peter E. Salas
                                           -------------------------------------
                                       Name:  Peter E. Salas
                                       Its:   President

                                       DOLPHIN OFFSHORE PARTNERS, L.P.

                                       By:   Dolphin Management Inc.
                                       Its:  Managing Partner

                                       By: /s/ Peter E. Salas
                                           -------------------------------------
                                       Name:  Peter E. Salas
                                       Its:   President